UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 29, 2026

DATZ WORLD HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-206745	38-3944821
(State or Other Jurisdiction of Incorporation of Company)	(Commission File Number)	(I.R.S. Employer Identification No.)

62 Calef Hwy #233, Lee, NH 03861

(Address of principal executive offices)

(720) 235-0099

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	LBUY	OTC-Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 29, 2026, the Board of Directors of DATZ World Holdings Corp. (“Company”) approved a change in the Company’s fiscal year-end from June 30 to December 31. The new fiscal year-end became effective following the Company’s current fiscal year ending June 30, 2026, and the Company’s next fiscal year will begin on January 1, 2027 and end on December 31, 2027. The Company expects to file a transition report covering the transition period from June 30, 2026 through December 31, 2026 on Form 10-KT.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATZ WORLD HOLDINGS CORP.

Date: July 31, 2026	By:	/s/ Anthony Bell
	Name:	Anthony Bell
	Title:	Chief Executive Officer, Treasurer, Secretary, Director

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